UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                         Date of Report
                         (Date of earliest
                         event reported):        April 17, 2003


                         Midwest Express Holdings, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       1-13934                     39-1828757
---------------               ----------------             ------------------
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


              6744 South Howell Avenue, Oak Creek, Wisconsin 53154
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 570-4000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Exhibits. The following exhibit is attached to this Current Report on Form 8-K (this "Report"):

               99   Press Release dated April 17, 2003.

Item 9.   Regulation FD  Disclosure.  (Information  provided  under Item 12 -
------    -------------------------
Results of Operations  and Financial Condition).

     On April 17, 2003, Midwest Express Holdings, Inc. (the "Company") issued a press release reporting financial results for its Midwest Airlines and Skyway Airlines (d/b/a Midwest Connect) operations for the first quarter ended March 31, 2003 (the "Press Release"). A copy of the Press Release is being furnished as Exhibit 99 to this Report and is incorporated into this Report by reference.

Item 12 of Form 8-K, "Results of Operations and Financial Condition", requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.

The information being furnished under Item 9 of this Report shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST EXPRESS HOLDINGS, INC.



Date:  April 17, 2003                   By: /s/ Dennis J. O'Reilly
                                           -------------------------------------


                                        Its: Treasurer
                                            ------------------------------------

                         MIDWEST EXPRESS HOLDINGS, INC.

                   Exhibit Index to Current Report on Form 8-K


Exhibit
Number
------

99        Press Release dated April 17, 2003.